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                                                                   Exhibit 2(vi)

                             EMPLOYMENT AGREEMENT
                             --------------------


     EMPLOYMENT AGREEMENT made as of August 1, 1999, between Cleaning Ideas Corp., a Nevada corporation, with its principal office located c/o Enviro-Clean of America, Inc. 211 Park Avenue, Hicksville, New York 11801 (the "Company") and Randall Davis, an individual residing at 2 Corby Lane, San Antonio, Texas 78218 ("Davis").

     WHEREAS, the Company wishes to employ Davis as President of the Company and the Company desires to ensure the continued availability to the Company of Davis's services in such capacity, and Davis wishes to accept such employment and is willing to render such services, all upon and subject to the terms and conditions contained in this Agreement.

     Accordingly, the parties agree as follows:

1.   Employment
     ----------

     (a) The Company hereby employs Davis to work on a full-time basis as the Company's President on the terms and conditions contained herein and Davis agrees to such terms and conditions of employment.

     (b) Notwithstanding paragraph 1(a), above, the Company acknowledges and understands that Davis is currently working, and will continue to work, for Enviro-Clean of America, Inc., the parent company of the Company ("Enviro-Clean").

2.   Term of Employment
     ------------------

     Unless earlier terminated in accordance herewith, the term of Davis's employment hereunder shall be for a period of five years commencing on August 1, 1999, and ending on August 1, 2004. The term of employment may be renewed beyond August 1, 2004 upon the mutual agreement of the Company and Davis for such additional period and on such additional terms as the parties may agree at a future date.

3.   Duties
     ------

     (a) Davis shall serve the Company as President and shall perform the duties and responsibilities set by the Board of Directors for this position from time to time, and Davis shall at all times comply with the employment policies established by the Board of Directors of the Company. During his employment by the Company, Davis shall, except as set forth in Section 1(b), above, devote his full time and efforts to the Company.

          The duties of the President as set by the Company upon its approval of this Employment Agreement, shall include all day-to-day management of the operations of the
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Company and such other duties as shall be assigned from time to time by the
Board of Directors of the Company.

4.   Compensation and Benefits
     -------------------------

     As full compensation to Davis for the performance of his services and his acceptance of the responsibilities described herein, the Company agrees to pay Davis the following compensation and other benefits:

          (a) Base Salary. A total annual base salary of Fifty Thousand Dollars ($50,000), payable in accordance with the Company's usual payroll policies and procedures.

          (b) Annual Bonus. In addition to his base salary, Davis shall be eligible for an annual bonus for each year during the terms of this Agreement, which bonus shall be determined by the Board of Directors of the Company, in its discretion.

          (c) Other Benefits. Davis will also be eligible to receive continued family health insurance coverage at the identical levels and under the policies being taken over by the Company from Cleaning Ideas, Inc. in connection with its merger into the Company, and an automobile lease allowance as set forth in Schedule A hereto, together with such other benefits as are made available generally to the Company' s executive management.

          (d) Travel and Entertainment Expenses. The Company shall reimburse Davis for his travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, provided that such expenses are incurred in accordance with Company policies, are reasonable in type and amount and that Davis properly accounts for such expenses to the Company in accordance with the Company's practices.

5.   Confidentiality: Intellectual Property; Non-Compete.
     ---------------------------------------------------

     Davis, in order to induce the Company to enter into this Agreement, hereby agrees as follows:

     (a) Davis will keep confidential and not use, divulge or otherwise reveal during the term of his employment or after termination thereof, any trade secrets or other confidential information relating to the business or financial affairs of the Company.

     (b) The Company shall require that all of its employees sign an intellectual property agreement, requiring that employees preserve and protect as property of the Company the confidential, proprietary, technical and business information of the Company. Davis agrees to execute such an agreement and to comply with its terms.

     (c) All papers, books and records, financial documents, computer files and customer lists relating to the business and affairs of the Company and all copies thereof, shall be the sole and exclusive property of the Company. Davis agrees prior to termination of his employment by

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the Company to turn over to the Company all such documents which may be in
Davis's possession or under his control.

     (d) During the term of this Agreement and for a period beginning on the date that Davis's employment is terminated, regardless of the reason for the termination, and ending Twenty-Four (24) months after the date on which Davis's employment is terminated, Davis shall not, without the prior written consent of the Company or any successor to the Company, compete, directly or indirectly, with the Company or any successor to the Company in any Competing Business, unless Davis is terminated by the Company without cause (as defined in Section
                                          -------
7(b) herein) in which case Davis will not be subject to any noncompetition obligations and the terms of this paragraph shall not apply. For purposes of this agreement, a Competing Business is any business located in North America which engages in the marketing, distribution and/or sale of janitorial, sanitary and cleaning supplies, whether or not manufactured by such company.

     (e) During the term of this Agreement and for a period beginning on the date that Davis's employment is terminated, regardless of the reason for the termination, and ending Twenty-Four (24) months after the date on which Davis's employment is terminated, Davis shall not, without the prior written consent of the Company or any successor to the Company, directly or indirectly, for himself or another person, induce or attempt to induce any client or customer of the Company or any successor to terminate his or her relationship with any of those entities, unless Davis is terminated by the Company without cause (as defined in
                                                    -------
Section 7(b) herein) in which case Davis will not be subject to any noncompetition obligations and the terms of this paragraph shall not apply.

     (f) Davis agrees that any breach or threatened breach of the provisions of this Section 6 will cause irreparable damage to the Company and that money damages will not necessarily provide an adequate remedy to the Company. Thus, the parties agree that the Company, in addition to their remedies at law, shall have the right and remedy to have the provisions of this Section 6 specifically enforced by any court having jurisdiction.

     (g) The provisions of Subsections 5(d) and 5(e) hereof shall terminate and be of no further force and effect if there is an Event of Default under the Secured Notes from Enviro-Clean to Charles Davis and Randall Davis dated the date hereof and Charles Davis and Randall Davis exercise their option to purchase the Company as provided therein.

6.   Termination of Employment
     -------------------------

     (a)  Davis's Voluntary Termination
          -----------------------------

     In the event that Davis voluntarily terminates his employment with the Company during the term of this Agreement, Davis shall have no right to any further salary, bonus, stock options, employee benefits or any other compensation from the Company; provided, however, that nothing in this Section
                               --------  -------
6(a) shall be construed to limit Davis's rights to any compensation of any kind earned prior to the date of such termination.

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     (b)  Termination For Cause
          ---------------------

     The Company may terminate Davis's employment pursuant to the terms of this Agreement at any time for cause by giving written notice to Davis, in accordance with Section 9(g), below, and such termination shall be effective in accordance with such Section 9(g). Upon any such termination for cause, Davis shall have no right to any further compensation, stock options employee benefits or any other compensation from the Company.

     For purpose of this Section 6(b), "cause" shall mean that (i) Davis is convicted with respect to the commission of a crime involving moral turpitude;
(ii) Davis has been guilty of gross or willful misconduct in connection with his duties hereunder or (iii) Davis has failed to follow the lawful, material instructions of the Company's Board of Directors.

     (c)  Termination Without Cause
          -------------------------

     Throughout the term of his employment with the Company, Davis shall remain an employee at will, and his employment may be terminated for any reason by the Company at any time. If Davis is terminated by the Company without cause he shall be entitled to certain minimum severance pay ("Minimum Severance"), with any additional severance pay above the Minimum Severance to be solely within the discretion of senior management and/or the Board of Directors. In the event of Davis's voluntary termination under Section 6(a) above, or his termination for cause under Section 6(b) above, Davis shall be entitled to no Minimum Severance. Davis shall receive the following Minimum Severance, under the terms set forth above:

     (i) Termination without cause after commencement of his employment: six weeks salary and benefits;

     (ii) Termination without cause after twelve (12) months of employment: two months salary and benefits;

    (iii) For every six (6) month period beyond the initial twelve (12) months he shall be employed by the Company, Davis shall be entitled to an additional two (2) weeks of salary and benefits as Minimum Severance in the event of termination without cause; up to a maximum Minimum Severance of twelve months salary and benefits.

     (d)  Death or Disability
          -------------------

     This Agreement and the obligations of the Company hereunder will terminate upon the death of Davis.

     In the event of Davis's permanent disability, the Company may terminate this Agreement. For purposes of this Section 6(c), permanent disability shall mean that for a period of 90 days in any 365-day period Davis is incapable of substantially fulfilling his duties as set forth

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in Section 3 above because of physical, mental or emotional incapacity resulting from injury, sickness or disease.

7.   Representations and Warranties
     ------------------------------

     Davis hereby represents and warrants to the Company that his entering into this Agreement, and the obligations and duties undertaken by him hereunder, will not conflict with constitute a breach of, or otherwise violate the terms of, any other agreement to which he is a party.

     Davis hereby agrees to indemnify the Company for any losses, costs or other expenses or damages incurred by the Company in the event that Davis has breached this representation.

8.   Assignment
     ----------

     This Agreement and any rights (including compensation) hereunder shall not be assigned or transferred by Davis to any other person. The Company, however, shall have the right to assign its rights hereunder to any affiliate of the Company.

9.   Miscellaneous
     -------------

     (a) All payments provided for in this Agreement shall be paid by check from the Company's general funds. Any withholding and/or any other payroll taxes with respect to any payments provided for in this Agreement shall be deducted by the Company as appropriate and as may be required by law.

     (b) If any provision of this Agreement shall, for any reason, be judged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this Agreement.

     (c) This Agreement constitutes the entire understanding between the parties and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

     (d) This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver of any right or benefits provided hereunder, by the party waiving compliance.

     (e) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the parties hereto consent to the jurisdiction of the Courts located in the State of New York to resolve any disputes which may arise under this Agreement.

     (f) No delay or omission or failure to exercise any right or remedy provided for herein shall be deemed a waiver thereof or acquiescence in the event giving rise to such right or

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remedy, and every such right and remedy may be exercised from time to time and so often as may be deemed expedient by the party exercising such right or remedy.

     (g) All notices given pursuant to the provisions of this Agreement shall be in writing and shall be sent by certified mail, postage prepaid, or recognized overnight courier service, or delivered by hand or by fax, shall be effective upon the earlier of (i) two (2) days from the date deposited with the mail or overnight courier service or (ii) actual receipt, and shall be sent to the parties at the following addresses:


If to the Company:       Cleaning Ideas Corp.
                         c/o Enviro-Clean of America, Inc.
                         211 Park Avenue
                         Hicksville, NY 11801
                         Attention:  Richard Kandel, President

                         with a copy to:

                         Martin W. Enright, Esq.
                         Harrington, Ocko & Monk, LLP
                         81 Main Street
                         White Plains, NY 10601

          If to Davis:   Randall K. Davis
                         2 Corby Lane
                         San Antonio, Texas  78218


     (h) The parties to this agreement expressly agree that any and all disputes, which may arise out of or as a result of this agreement, shall be submitted to binding Arbitration in accordance with the Rules set forth by The American Arbitration Association. The parties further agree to be bound by the result of the arbitration.

     (i) The Company shall indemnify Davis and hold him harmless to the fullest extent permitted by the By-Laws of the Company and Nevada law, for any acts or decisions made by him in good faith while performing services for the Company as an employee and/or agent of the Company, and in addition thereto, shall use its best efforts to obtain insurance coverage for him under any insurance policy now in force or hereinafter obtained during the term of this Agreement covering the officers and directors of the Company against lawsuits as Davis and/or agent of the Company against lawsuits as Davis and/or agent of Company, to the extent it is deemed advisable by the Company's Board of Directors to obtain such insurance for the Company's officers and directors and such insurance can be obtained at a cost deemed reasonable by the Board. The Company will pay all expenses, including attorneys' fees, actually and

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necessarily incurred by the Company or Davis in connection with the defense of any such act, suit or preceding and in connection with any appeal thereon, including costs of court settlement.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the dates set forth below, with effect as of the date first above written.


CLEANING IDEAS CORP.


By:  _________________________      _________________________
     Richard Kandel                 Randall Davis
     Chairman

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